                                                                     EXHIBIT 4.1

                              foreignTV.com, Inc.
[GRAPHIC]    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     [GRAPHIC]
                                 COMMON STOCK

FTV

                                                    CUSIP
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




THIS CERTIFIES THAT





is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR
                              VALUE PER SHARE, OF

     ------------------------                     ------------------------
----------------------------- foreignTV.com, Inc. ------------------------------
     ------------------------                     ------------------------

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments hereto.
   This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                    [SEAL]

SECRETARY

                                                      CHAIRMAN OF THE BOARD



Countersigned:
                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                               New York, NY
                                           Transfer Agent
By

                                     Authorized Signature
                              foreignTV.com, Inc.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT-______________Custodian __________
TEN ENT - as tenants by the entireties                            (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
          survivorship and not as tenants                       Act__________
          in common                                                 (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                             ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING  ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________

______________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.